SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
International Equity Fund
World Equity Ex-US Fund
Emerging Markets Equity Fund

Supplement Dated July 25, 2008
to the Class A Shares Prospectus Dated September 30, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small Cap, International Equity, World Equity Ex-US and Emerging Markets Equity Funds.

Change in Sub-Adviser for the Small Cap Fund

Upon Neuberger Berman Management Inc.'s anticipated acquisition of David J. Greene and Company, LLC, in the sub-section entitled "Small Cap Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to David J. Greene and Company, LLC is hereby deleted, and the following paragraph is hereby added:

Neuberger Berman Management Inc.: Neuberger Berman Management Inc. (NBMI), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the Small Cap Fund. Benjamin Nahum is responsible for the management of the portion of the Small Cap Fund allocated to NBMI. Prior to joining NBMI in 2008, Mr. Nahum was Executive Vice President of David J. Greene and Company, LLC, a registered investment adviser, for more than 15 years.

There are no other changes in the portfolio management of the Small Cap Fund.

Change in Sub-Adviser for the International Equity Fund

In the sub-section entitled "International Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraphs relating to Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. are hereby deleted, and the following paragraph is hereby added:

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

There are no other changes in the portfolio management of the International Equity Fund.

Change in Sub-Adviser for the World Equity Ex-US Fund

In the sub-section entitled "World Equity Ex-US Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraphs relating to Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. are hereby deleted, and the following paragraphs are hereby added:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the World Equity Ex-US Fund. Maria Negrete-Gruson, CFA, serves as portfolio manager of the portion of the World Equity Ex-US Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Sub-Adviser for the Emerging Markets Equity Fund

In the sub-section entitled "Emerging Markets Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Emerging Markets Management, L.L.C. is hereby deleted, and the following paragraph is hereby added:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Maria Negrete-Gruson, CFA, serves as portfolio manager of the portion of the Emerging Markets Equity Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

There are no other changes in the portfolio management of the Emerging Markets Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-518 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
International Equity Fund
World Equity Ex-US Fund
Emerging Markets Equity Fund

Supplement Dated July 25, 2008
to the Statement of Additional Information ("SAI") Dated September 30, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small Cap, International Equity, World Equity Ex-US and Emerging Markets Equity Funds.

Change in Sub-Adviser for the Small Cap Fund

Upon Neuberger Berman Management Inc.'s anticipated acquisition of David J. Greene and Company, LLC, in the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the paragraph relating to David J. Greene and Company, LLC is hereby deleted, and the following paragraph is hereby added:

NEUBERGER BERMAN MANAGEMENT INC.—Neuberger Berman Management Inc. ("NBMI") serves as investment sub-adviser to the Small Cap Fund. NBMI is an indirect, wholly-owned subsidiary of Lehman Brothers Holdings, Inc. ("LBHI"), a corporation listed on the New York Stock Exchange under the ticker symbol "LEH", and related LBHI subsidiaries.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to David J. Greene and Company, LLC is hereby deleted, and the following text is hereby added:

NBMI

Compensation.  SIMC pays NBMI a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between NBMI and SIMC. NBMI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2008.

A portion of the compensation paid to each portfolio manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NBMI's portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NBMI believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NBMI believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Fund Shares.  As of the end of the Small Cap Fund's most recently completed fiscal year, NBMI's portfolio manager did not beneficially own any shares of the Small Cap Fund.

Other Accounts.  As of June 30, 2008 in addition to the Small Cap Fund, NBMI's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin Nahum	0	$0	0	$0	31	$860,383, 360

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such as case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBMI and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible.

NBMI has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

There are no other changes in the portfolio management of the Small Cap Fund.

Change in Sub-Adviser for the International Equity, World Equity Ex-US and Emerging Markets Equity Funds

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the paragraphs relating to Capital Guardian Trust Company, Fuller & Thaler Asset Management, Inc. and Emerging Markets Management, L.L.C. are hereby deleted.

The paragraph relating to Artisan Partners Limited Partnership is hereby deleted and replaced with the following:

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

The following paragraph is hereby added:

PRINCIPAL GLOBAL INVESTORS, LLC—Principal Global Investors, LLC ("PGI") serves as a Sub-Adviser to a portion of the assets of the International Equity and World Equity Ex-US Funds. PGI, a Delaware limited liability company, was founded in 1879 and is a wholly-owned indirect subsidiary of Principal Financial Group, Inc., a Delaware corporation.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Capital Guardian Trust Company, Fuller & Thaler Asset Management, Inc. and Emerging Markets Management, L.L.C. is hereby deleted.

The text relating to Artisan Partners Limited Partnership is hereby deleted and replaced with the following:

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. The following information relates to the period ended June 30, 2008.

An Artisan portfolio manager is compensated through a fixed base salary and a subjectively determined incentive bonus, the aggregate amount of which is a portion of a bonus pool which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds' most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap, World Equity Ex-US or Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2007, in addition to the Small Cap Fund, Messrs. Satterwhite, Kieffer and Sertl were responsible for the day-to-day management of certain other accounts. As of June 30, 2008, in addition to the World Equity Ex-US and Emerging Markets Equity Funds, Ms. Negrete-Gruson was responsible for the day-to-day management of certain other accounts. These accounts are as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr.	4		$6,345,036,810	2		$165,421,848	20		$2,127,356,417
	0	*	$0	0	*	$0	1	*	$135,916,885
Maria Negrete-Gruson	1		$97,000,329	0		$0	0		$0
	0	*	$0	1	*	$125,094,388	0	*	$0

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Artisan's emerging markets investment team, led by Maria Negrete-Gruson as manager, and Artisan's small cap value team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manage portfolios for multiple clients. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, Artisan's emerging markets investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the emerging markets strategy may occur. In addition, some of the portfolios Artisan manages in its emerging markets strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds to Artisan. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

The following text is hereby added:

PGI

Compensation.  SIMC pays PGI a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between PGI and SIMC. PGI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended June 30, 2008.

PGI offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for its investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

All investment staff members are eligible for incentive bonuses and broad-based stock option programs. In 2008, PGI introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives in the form of restricted stock units tied specifically to growth and profitability of the equities group. Lastly, members of senior management, lead portfolio managers and other senior investment professionals such as research directors and senior analysts are also eligible for restricted stock grants.

The incentive compensation program is aligned with client goals and objectives. Typically, ninety percent of incentive compensation for portfolio managers and sixty percent of incentive compensation for analysts are determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining portion of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across asset classes relative to benchmarks and peers, in addition to financial results and new business development.

Ownership of Fund Shares.  As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, PGI's portfolio managers did not beneficially own any shares of the International Equity or World Equity Ex-US Fund.

Other Accounts.  As of December 31, 2007, in addition to the International Equity and World Equity Ex-US Funds, PGI's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Blankenhagen	2	$2,728,602,133	2	$3,908,311,263	4	$358,207,441
Juliet Cohn	2	$2,728,602,133	2	$3,908,311,263	4	$358,207,441

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests.  PGI's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the International Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the International Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the International Equity and World Equity Ex-US Funds. PGI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, PGI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of PGI's portfolio managers' day-to-day management of the International Equity and World Equity Ex-US Funds. Because of their positions with the International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of International Equity and World Equity Ex-US Fund trades. It is theoretically possible that PGI's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the International Equity and World Equity Ex-US Funds. However, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of PGI's portfolio managers' management of the International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that PGI or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is PGI's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while PGI's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the International Equity and World Equity Ex-US Funds, such securities might not be suitable for the International Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

There are no other changes in the portfolio management of the International Equity, World Equity Ex-US and Emerging Markets Equity Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-519 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Screened World Equity Ex-US Fund

Supplement Dated July 25, 2008
to the Class A Shares Prospectus Dated December 11, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Screened World Equity Ex-US Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Screened World Equity Ex-US Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraphs relating to Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. are hereby deleted.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-520 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Screened World Equity Ex-US Fund

Supplement Dated July 25, 2008
to the Statement of Additional Information ("SAI") Dated December 11, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Screened World Equity Ex-US Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Screened World Equity Ex-US Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the paragraphs relating Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. are hereby deleted.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. is hereby deleted.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-521 (7/08)